EXHIBIT 10.17

                             SAGAMORE HOLDINGS, INC.
                             STOCK OPTION AGREEMENT

         A Stock Option (the "Option") is hereby granted by SAGAMORE HOLDINGS, INC. a Florida corporation (the "Company"), to the person named below (the "Optionee"), for and with respect to the common stock of the Company, $0.001 par value per share ("Common Stock"), subject to the following terms and conditions:

           Name of the Optionee:                             Daniel Shea

           Number of Shares Subject to the Option:           2,500,000

           Option Price Per Share:                           $0.001

           Date of Grant:                                    September 17, 2004

         1. GRANT OF OPTION. Upon the terms and subject to the conditions set forth herein and in the Sagamore Holdings, Inc. 2004 Stock Incentive Plan ("Plan"), the terms of which are hereby incorporated herein by reference, and in consideration of the agreements of the Optionee set forth herein, the Company hereby grants to the Optionee an option to purchase from the Company the number of shares of Common Stock set forth above.

         2. TERM OF OPTION. The term of the Option shall be five (5) years, subject to the earlier termination for the reasons set forth in the Plan. Note that the term of the Option will terminate earlier in the event the Optionee is no longer employed by the Company, its subsidiaries or any other Company such Optionee was an employee of on the date of grant.

         3. VESTING. The Option shall be vested immediately.

         4. EXERCISE SCHEDULE. The Option shall be excisable at any time until the Option is terminated or expires.

         5. ACCEPTANCE BY THE OPTIONEE. The exercise of the Option is conditioned upon the acceptance by the Optionee of the terms and conditions set forth herein and in the Plan, as amended from time to time, as evidenced by her execution of this agreement and the return of an executed copy hereof to the Company at the address set forth in Section 6 hereof no later than thirty (30) days from the date hereof.

         6. NOTICE OF EXERCISE. Written notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised, shall be delivered by personal delivery or by certified mail, return receipt requested, by the Optionee to:

           Sagamore Holdings, Inc.
           Attention: Joseph Donohue/Robert Farrell
           33 South Wood Avenue, Suite 600
           Iselin, NJ 08830


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         7. EXERCISE; NO TRANSFER OF OPTION. The Option may be exercised by the
Optionee during her lifetime and by the Optionee's Beneficiary (as defined in the Plan) pursuant to Section 6.3(e)(i)(C) of the Plan and may not be transferred other than by will or the applicable laws of descent or distribution. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

         8. EFFECT ON EMPLOYMENT. The Option does not confer on the Optionee any right to employment by the Company, nor does it interfere in any way with (i) any right which the Company may have to terminate the employment or alter the duties of the Optionee at any time; or (ii) any right which the Optionee may have to terminate his employment at any time.

         9. SHAREHOLDER'S AGREEMENT. At the sole discretion of the Company, the exercise of the Option is conditioned upon the Optionee executing a shareholder's agreement between the Company and the current shareholders, at the time the Option is exercised.

         10. CANCELLATION; CHANGE. In the event the Option shall be exercised in whole, this agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part, or a change in the number of designation of the Common Stock shall be made, this agreement shall be delivered by the Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

         11. NEW JERSEY LAW GOVERNS. The Option and this agreement shall be construed, administered and governed in all respects under and by the laws of the State of New Jersey without regard to conflicts of laws principles thereof.

         12. INCONSISTENCIES. In the event of any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern and the inconsistent terms hereof shall be deemed stricken.

                     [SIGNATURE BLOCK ON THE FOLLOWING PAGE]




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         IN WITNESS WHEREOF, the Company has executed this Stock Option
Agreement on September __, 2004.

                                SAGAMORE HOLDINGS, INC.

                                By: /s/Robert Farrell
                                    ------------------------------------
                                Name: Robert Farrell
                                Its: President


         The undersigned hereby accepts the foregoing Option and the terms and conditions hereof.

                                /s/ Daniel Shea
                                --------------
                                Name: Daniel Shea

                                Date:    9/15/04
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